NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Growth Fund
Invesco NVIT Comstock Value Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Government Bond Fund	NVIT Multi Sector Bond Fund
NVIT International Equity Fund	NVIT Nationwide Fund
NVIT International Index Fund	NVIT Real Estate Fund
NVIT Large Cap Growth Fund	NVIT S&P 500 Index Fund
NVIT Mid Cap Index Fund	NVIT Short Term Bond Fund
NVIT Money Market Fund	NVIT Small Cap Index Fund
NVIT Multi-Manager International Growth Fund	Templeton NVIT International Value Fund

Supplement dated September 22, 2016
to the Statement of Additional Information dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

NVIT Money Market Fund

Effective September 30, 2016:

1.	The SAI, as it relates solely to the NVIT Money Market Fund (the "Fund"), is amended as follows:

a.	The information under the heading "Debt Obligations – Ratings as Investment Criteria" on page 9 of the SAI no longer applies to the Fund. The following information is hereby added under the heading "Debt Obligations":

Eligible Securities (NVIT Money Market Fund). All investments made by the Fund must be Eligible Securities as defined in Rule 2a-7 of the 1940 Act. Eligible Securities include U.S. government securities; securities that the subadviser, subject to oversight by the Fund's Board of Trustees, determines presents minimal credit risks to the Fund; and securities issued by other money market funds. The determination of whether a security presents minimal credit risks to the Fund must include an analysis of the capacity of the security's issuer or guarantor (including for the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security's issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor's industry within the economy and relative to economic trends, and issuer or guarantor's competitive position within its industry.

In determining whether a security presents minimal credit risks, the subadviser may take into account credit quality determinations prepared by outside sources, including ratings NRSROs that the subadviser considers reliable in assessing credit risk.

b.	The information under the heading "NVIT Money Market Fund" beginning on page 99 of the SAI is hereby deleted in its entirety and replaced with the following:

NVIT Money Market Fund (the "Fund")

The Fund operates as a "Government Money Market Fund," as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended.  This means that the Fund invests at least 99.5% of its total assets in (1) issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, (2) repurchase agreements that are collateralized fully by such securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.

The value of portfolio securities in the Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Board has adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Fund's amortized cost price per share will be determined. In the event such deviation from the Fund's amortized cost price per share exceeds 1/2 of 1 percent, NFA or the Chairman of the Board's Valuation and Operations Committee (or, in his absence, the Chairman of the Board) shall promptly convene a meeting of the Board to consider what action, if any, should be taken. Where the Board believes that the extent of any deviation from the Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, it shall cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair result. Such action might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses; shortening the Fund's average portfolio maturity; or utilizing an NAV as determined by using available market quotations. In addition, in accordance with applicable legal requirements, the Fund may suspend redemptions if: (i) the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board or the Board, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur; (ii) the Board, including a majority of its non-interested Trustees, irrevocably has approved the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.
The Board, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to NFA, has undertaken as a particular responsibility within its overall duty of care owed to the Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Fund's NAV will not deviate from $1.00.  Although the Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it cannot guarantee it will do so.
Pursuant to its objective of maintaining a stable net asset value per share, the Fund will only purchase investments with a remaining maturity of 397 calendar days or less, with certain exceptions permitted by applicable regulations, and will maintain a dollar weighted average portfolio maturity of 60 calendar days or less and a weighted average life of 120 calendar days or less that is determined without reference to certain interest rate readjustments.
c.	The third sentence under the fourth paragraph under the heading "Disclosure of Portfolio Holdings" on page 61 of the SAI is hereby deleted in its entirety and replaced with the following:

The NVIT Money Market Fund posts onto the Trust's internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month and maintains such portfolio holdings information for no less than six months after posting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE